EXHIBIT  23.2          CONSENT  OF  PERRELLA  &  ASSOCIATES,  P.A.

                   [Letterhead of Perrella & Associates, P.A.]

                                     EXHIBIT

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our audit report dated March 12, 2001 relating to the financial statements of National Beauty Corp. in the S-8 registration statement dated on March 19, 2002 and to the reference to our firm therein as "Experts."

/s/Perrella & Associates, P.A.
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Perrella & Associates, P.A.
Pompano Beach, Florida
March 19, 2002